UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

July 28, 2005

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WISCONSIN ENERGY CORPORATION	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

001-07530	WISCONSIN GAS LLC	39-1391525
(A Wisconsin Limited Liability Company)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WISCONSIN ENERGY CORPORATION
WISCONSIN ELECTRIC POWER COMPANY
WISCONSIN GAS LLC

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 28, 2005, Wisconsin Energy Corporation entered into an employment agreement with Kristine A. Rappé, Senior Vice President and Chief Administrative Officer of Wisconsin Energy and its subsidiaries, Wisconsin Electric Power Company and Wisconsin Gas LLC. Ms. Rappé was appointed to her position effective May 12, 2004. Prior to this appointment, she served as Vice President and Corporate Secretary of Wisconsin Energy and its subsidiaries.

Pursuant to the terms of the agreement, Ms. Rappé will receive an annual base salary of $345,000 and her target bonus opportunity will not be less than 60% of base salary. The target bonus opportunity may not be adjusted below 60%, except by action of the Board or a committee thereof lowering the targets for all executive officers. Ms. Rappé is entitled to participate, on a basis commensurate with other senior officers of Wisconsin Energy, in all retirement and welfare benefit plans and programs generally available to employees, as well as Wisconsin Energy's Executive Deferred Compensation Plan and Supplemental Executive Retirement Plan ("SERP"). Ms. Rappé's SERP benefit vests at age 60 and is not subject to early retirement reduction factors.

Under the agreement, if Ms. Rappé's employment is terminated by Wisconsin Energy for any reason other than cause, death or disability or by Ms. Rappé for good reason in the absence of a change in control, she is entitled to a lump sum severance benefit equal to two times the sum of (i) her highest annual base salary in effect for the three years preceding termination and (ii) her target bonus amount. The agreement also provides that if Ms. Rappé's employment is terminated for any of the same reasons, she is entitled to two years continuation of health, life and other welfare benefit coverage, two years of certain financial planning services, a payment equal to the value of two additional years of participation in the applicable qualified and non-qualified retirement plans, full vesting in all outstanding stock options, restricted stock, performance shares and other equity compensation awards, a "gross-up" payment should any payments or benefits under the agreement trigger federal excise taxes under the "parachute payment" provisions of the tax law and other benefits. In addition, severance benefits are provided to Ms. Rappé if her employment is terminated (i) by Wisconsin Energy, other than for cause, death or disability, in anticipation of or following a change in control, (ii) by Ms. Rappé for good reason following a change in control, or (iii) by Ms. Rappé within six months after completing one year of service following a change in control. Upon a termination in connection with a change in control of Wisconsin Energy, Ms. Rappé is entitled to the same benefits listed above, except the lump sum severance benefit is an amount equal to three times salary and target bonus; the continuation of health, life and other welfare benefits is for three years; and the payment related to the applicable qualified and non-qualified retirement plans equals the value of three additional years of participation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ENERGY CORPORATION
(Registrant)

/s/ STEPHEN P. DICKSON
Date: August 3, 2005	Stephen P. Dickson -- Controller and
Principal Accounting Officer

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ STEPHEN P. DICKSON
Date: August 3, 2005	Stephen P. Dickson -- Controller and
Principal Accounting Officer

WISCONSIN GAS LLC
(Registrant)

/s/ STEPHEN P. DICKSON
Date: August 3, 2005	Stephen P. Dickson -- Controller and
Principal Accounting Officer